LEASES	12 Months Ended
Dec. 31, 2023
Leases [Abstract]
LEASES	LEASES
The Company leases facilities under operating leases with various expiration dates through 2032. The Company leases office space in New York, Israel and several other locations. The Company entered into sublease agreements for certain leased office space, and the amount of sublease income for the year ended December 31, 2023, 2022 and 2021 was $4.1 million, $2.0 million, $0.0 million, respectively.
The security deposits for the leases are $4.8 million and $4.2 million as of December 31, 2023 and December 31, 2022, respectively, which have been recognized as restricted cash, non-current in the consolidated balance sheets.
The Company’s operating lease expense consists of rent and variable lease payments. Variable lease payments such as common area maintenance were included in operating expenses. Rent expense for the Company’s short-term leases was immaterial for the periods presented. Operating lease expense was as follows (in thousands):

	Year Ended December 31,
	2023	2022
Rent expense	$13,016	$11,946
Variable lease payments	$280	$429
Supplemental information related to the Company’s operating leases was as follows ($ in thousands):

	As of December 31, 2023	As of December 31, 2022
Weighted-average remaining lease term (in years)	7.4	8.2
Weighted-average discount rate	6.1%	5.7%

	Year Ended December 31,
	2023	2022
Operating lease right-of-use assets recognized in exchange for new operating lease obligations (1)	$(1,839)	$68,819

(1) During the year ended December 31, 2023, $1.8 million of operating lease right-of-use assets and corresponding lease liability were derecognized as a result of early termination.

Maturities of the Company’s operating lease liabilities as of December 31, 2023 were as follows (in thousands):

2024	$9,767
2025	8,735
2026	8,735
2027	7,571
2028	6,688
Thereafter	21,482
Total	62,978
Less: imputed interest	(12,107)
Total operating lease liabilities	$50,871